UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

All Terrain Opportunity Fund
(Institutional Class: TERIX)

ANNUAL REPORT
October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (844) 441-4440 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (844) 441-4440 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	25

This report and the financial statements contained herein are provided for the general information of the shareholders of the All Terrain Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.allterrainfunds.com

CASTLE FINANCIAL & RETIREMENT PLANNING ASSOCIATES, INC.

FOOTHILL CAPITAL MANAGEMENT, LLC

All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

Over the last year, as of October 31, 2019, the All Terrain Opportunity Fund’s Institutional Class shares returned 3.28% while the HFRX Global Hedge Fund Index was up 3.53%. The All Terrain Opportunity Fund slightly underperformed its respective benchmark by a slim margin due to the defensive approach the Fund took in Q1 after U.S. equity markets plunged in the 4th quarter of 2018. The Fund performed very well in the 4th quarter of 2018 as equity sold off sharply, the All Terrain Opportunity Fund maintained stability for our shareholders during a severe sell-off.

Another year of historic market conditions & events

Up to this point, 2019 has been another historic year for global equity markets. The big Central Banks - the Federal Reserve (Fed), European Central Bank (ECB), Bank of England (BOE) and Bank of Japan (BOJ) amassed $36 trillion dollars in total assets. The Fed balance sheet equates to 18.8% of the total U.S. Gross Domestic Product (GDP), the ECB equals 39.7% and the BOJ accounts for an alarming 105.1% of GDP, as a percentage of local currency nominal GDP.  One must wonder how this experiment will end and what the repercussions will be in the future. For most of 2019 the Federal Reserve balance sheet was shrinking until recently. We have seen roughly $300 billion in expansion of the Federal Reserve balance sheet since late August which has fueled a risk on rally in equities not only in the United States but globally.

We believe that as we approach 2020, trade tensions could become more severe and political risks could cause significant volatility in the year ahead. 2020 will be all about the upcoming U.S. election which could cause some ripples in global markets. Accordingly, we believe that a tactical "All Terrain" strategy makes sense for this uncertain global environment.

Equity Strategy

Our disciplined VERT process combines Valuations, Economic data, Risk indicators, and Trends, which drive our portfolio allocation. We evaluate global equity markets on an ongoing basis across the world in order to rotate the portfolio according to our unique process. When economic data and trends are deteriorating, the All Terrain Opportunity Fund reduces exposure to equities in order to potentially preserve capital for investors. In the opposite scenario, when the data is improving and leading indicators are strong, the Fund will allocate more capital to equities and other “risk on” asset classes. Our forecast for equity returns (Valuations) on the U.S. indices remains very anemic with 4% to 5% annualized returns for the foreseeable future. The Federal Reserve continues to cut interest rates back below 2% as policy makers believe the U.S. economy will need further support to drive growth.

Over the past year, equity markets have experienced some pockets of severe volatility that led to a roughly 20% correction in the 4th quarter of 2018. The U.S. equity market has been very resilient relative to the rest of the globe. If we take a look at the last year, the S&P 500 outperformed the MSCI EAFE Index and the MSCI Emerging Markets Index. Our models favored U.S. equity markets with the majority of the Fund’s equity assets in domestic investments for the year. We believe that using the S&P 500 and other index products as our equity proxies benefited our shareholders by diversifying the exposure to the United States. This helped reduce overall risk by owning a basket of securities rather than holding very few individual company stocks, which would increase business risk to our shareholders.

The U.S. equity markets made new all-time highs in 2019 as tax reform and global growth is at center stage with strong earnings growth. The economic backdrop for the U.S. has remained solid with GDP hovering around the 2%, while corporations continue to buy back their stocks at record paces. If we go back to 2009, corporations have been the largest buyer of US corporate equities of nearly $4 trillion dollars. Corporate buybacks allow a company to purchase their own shares and retire them, which means less shares outstanding may lead to higher earnings per share. New government regulations also allow companies that held cash overseas get a break on potential tax hits for bringing back those profits to the U.S. Growth stocks continue to be in favor relative to value stocks as mega cap technology companies take more share of the overall U.S. economic landscape. The U.S. consumer remained resilient despite wage growth being very anemic during this economic cycle. Valuations in U.S. equities are very expensive on a historical basis, but we continue to still find value in some individual names and sectors throughout the year when overshoots present themselves.

As stated earlier, the All Terrain Opportunity Fund performed extremely well in the 4th quarter of 2018. The S&P 500 was down 13.52% while the All Terrain Opportunity Fund declined only 3.18% during the same period. Our goal for investors during volatile times is to attempt to minimize the impact of market lossess during periods of market stress as part of the overall strategy of the All Terrain Opportunity Fund.

Two major contributors to the Fund’s performance in 2019 were SPDR S&P 500 ETF Trust (SPY) and the Technology Select Sector SPDR Fund (XLK). These two positions were excellent proxies when allocating to the U.S. market as technology stocks were one of the best performing sectors in the S&P 500 this year.

Another positive contributor to the Fund’s performance for the year was the ProShares S&P 500 Dividend Aristocrats ETF (NOBL). We favored stocks that continued to increase their dividends over the long-term as historically this strategy has outperformed the broader indices with a better risk/return profile.

Towards the end of 2018 coming in to early 2019, markets were extremely volatile as investors were concerned with a potential recession as overall data was very disappointing. Part of our process is to potentially preserve capital for our investors from significant drawdowns when they occur. Employing a conservative strategy in 2019, caused a drag on performance as the Fund’s portfolio managers put positions on to help the portfolio. Risk management is absolutely crucial in these uncertain times we are currently experiencing. It resulted in the All Terrain Opportunity Fund finishing 2018 with a positive return while the major market indices all finished lower for the year.

Fixed Income Strategy

Valuations play a large role in the determination of which securities are selected for the asset allocation breakdown of the All Terrain Opportunity Fund.  As mentioned in the equity section, we anticipate lower than normal equity returns on a forward-looking basis, which directly affects how the portfolio is positioned overall.  For this reason, the fixed-income allocation in the All Terrain Opportunity Fund has at times remained a significant portion of All Terrain’s assets.

Our largest holding in fixed income was the PIMCO Income Fund (PIMIX), which delivered solid results so far in 2019. The PIMCO Income Fund was one of our largest contributors to Fund performance for the year. During the year, the PIMCO Income Fund hit a rough patch as emerging market currency sold off hard. Part of our process is to monitor the Fund’s holdings to ensure that the current holdings continue to mirror our outlook. When the portfolio changes from our outlook, we either sell the entire position or reduce overall exposure which we did with several PIMCO funds.

The All Terrain Opportunity Fund also had a position in the Columbia Mortgage Opportunities Fund (CLMVX). The fund was another major contributor to overall Fund performance. The Columbia Mortgage Opportunities Fund generates an attractive yield for our shareholders while having flexibility to adjust the portfolio as needed to manage overall risk in the strategy.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment and principal will fluctuate so that investors shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-844-441-4440.

Positioning and Outlook

Our current view of the global economy remains “cautiously optimistic”, as political tensions are far from over on a global scale. The Federal Reserve looks to be back on track with Quantitative Easing, which throughout this cycle has provided a tailwind for risk assets. We believe that side effects of these policies will likely continue to drive investor towards risk assets as investors are being forced to go further out on the risk curve to attempt to generate performance. High quality government securities globally are already negative yielding when factoring in inflation. The only way we think developed governments will continue to sustain growth is to continue to ramp fiscal deficits to fund economic growth. President Trump like his predecessor, is borrowing from the future by running large deficits to keep the United States in a growth trajectory which we think is unfortunately still needed at the current time.

We are still very optimistic on the U.S. housing market long-term. It is one area that we believe has tremendous growth for the U.S economy over the next decade. Despite the recent slowdown in new home constructions, we believe there is overwhelming demand for renovations and new homes across the entire country as millennials start buying their first homes.

This is our current view on some major drivers that should be very important factors when looking forward. Our proprietary models are projecting lower than expected equity returns in the near future due to overvalued equity markets in the U.S. We continue to monitor the situation in global markets as valuations abroad are becoming more attractive on a relative basis to the United States. As market conditions change, the All Terrain Opportunity Fund will adapt and change allocations when deemed necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 10/31/2019 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

Investment Considerations: The investment objective is to seek capital appreciation with positive returns in all market conditions. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. This trading may increase the portfolio’s rate of turnover. A higher rate of portfolio turnover may increase transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to political risks, currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility.

All Terrain Opportunity Fund

FUND PERFORMANCE at October 31, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index. Results include the reinvestment of all dividends and capital gains.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2019	1 Year	Since Inception	Inception Date
Institutional Class[1]	3.28%	1.82%	11/03/14
HFRX Global Hedge Fund Index	3.53%	0.66%	11/03/14
[1]	Prior to September 16, 2016, the Institutional Class shares of the Fund were designated as Class A shares and subject to a distribution fee pursuant to Rule 12b-1 Plan and a 5.75% sales charge. Returns would have been lower had sales charge been reflected. The distribution fee is reflected in the Fund’s performance for periods prior to September 16, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 441-4440.

Gross and net expense ratios for the Fund’s Institutional Class shares were 2.65% and 2.05%, respectively, which were the amounts stated in the current prospectus dated March 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Foothill Capital Management, LLC (“Foothill Capital”), the Fund’s advisors, have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 29, 2020 for Castle Financial and February 28, 2021 for Foothill Capital, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

All Terrain Opportunity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2019

Number of Shares		Value
	COMMON STOCKS — 2.6%
	FINANCIALS — 1.5%
2,000	Berkshire Hathaway, Inc. - Class B*	$425,160
	UTILITIES — 1.1%
2,400	American Water Works Co., Inc.	295,848
	TOTAL COMMON STOCKS
	(Cost $694,719)	721,008
	EXCHANGE-TRADED FUNDS — 38.4%
	COMMODITY FUNDS — 1.5%
300	ZKB Gold ETF - Class AA USD*[1]	434,280
	EQUITY FUNDS — 21.4%
16,000	iShares Edge MSCI USA Quality Factor ETF	1,511,040
15,000	SPDR S&P 500 ETF Trust	4,549,950
		6,060,990
	FIXED INCOME FUNDS — 15.5%
12,000	iShares 7-10 Year Treasury Bond ETF	1,350,120
28,000	iShares MBS ETF	3,034,920
		4,385,040
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $10,795,128)	10,880,310
	MUTUAL FUNDS — 21.3%
	EQUITY FUNDS — 0.0%
138	MFS International Intrinsic Value Fund - Class I	6,543
	FIXED INCOME FUNDS — 21.3%
99,694	Diamond Hill Short Duration Total Return Fund - Class Y	1,012,894
418,410	PIMCO Income Fund - Class Institutional	5,008,368
		6,021,262
	TOTAL MUTUAL FUNDS
	(Cost $6,010,912)	6,027,805
	SHORT-TERM INVESTMENTS — 33.9%
9,588,754	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 1.676%[2]	9,588,754
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $9,588,754)	9,588,754

	TOTAL INVESTMENTS — 96.2%
	(Cost $27,089,513)	27,217,877

	Other Assets in Excess of Liabilities — 3.8%	1,082,394
	TOTAL NET ASSETS — 100.0%	$28,300,271

All Terrain Opportunity Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2019

ETF –	Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	1.5%
Utilities	1.1%
Total Common Stocks	2.6%
Exchange-Traded Funds
Equity Funds	21.4%
Fixed Income Funds	15.5%
Commodity Funds	1.5%
Total Exchange-Traded Funds	38.4%
Mutual Funds
Fixed Income Funds	21.3%
Equity Funds	0.0%
Total Mutual Funds	21.3%
Short-Term Investments	33.9%
Total Investments	96.2%
Other Assets in Excess of Liabilities	3.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2019

Assets:
Investments, at value (cost $27,089,513)	$27,217,877
Receivables:
Investment securities sold	1,097,708
Dividends and interest	37,637
Prepaid expenses	9,396
Total Assets	28,362,618

Liabilities:
Payables:
Advisory fees	15,342
Shareholder servicing fees (Note 7)	1,545
Auditing fees	15,000
Trustees' deferred compensation (Note 3)	12,174
Fund administration and accounting fees	8,215
Chief Compliance Officer fees	2,920
Legal fees	2,520
Transfer agent fees and expenses	2,350
Custody fees	856
Trustees' fees and expenses	582
Shareholder reporting fees	417
Accrued other expenses	426
Total Liabilities	62,347

Net Assets	$28,300,271

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$27,894,038
Total distributable earnings	406,233
Net Assets	$28,300,271

Shares of beneficial interest issued and outstanding	1,121,011
Net asset value per share	$25.25

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2019

Investment Income:
Dividends	$767,408
Interest	224,091
Total investment income	991,499

Expenses:
Advisory fees	424,132
Fund administration and accounting fees	62,285
Shareholder servicing fees (Note 7)	28,573
Registration fees	24,302
Legal fees	22,198
Trustees' fees and expenses	19,930
Auditing fees	15,001
Chief Compliance Officer fees	14,301
Transfer agent fees and expenses	13,000
Shareholder reporting fees	9,800
Custody fees	9,238
Miscellaneous	7,099
Insurance fees	3,084
Total expenses	652,943
Advisory fees waived	(156,793)
Voluntary advisory fees waived	(24,066)
Fees paid indirectly	(11,429)
Net expenses	460,655
Net investment income	530,844

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	376,702
Purchased options contracts	(48,316)
Net realized gain	328,386
Capital gain distributions from regulated investment companies	4,972
Net change in unrealized appreciation/depreciation on:
Investments	125,756
Purchased options contracts	(23,393)
Net change in unrealized appreciation/depreciation	102,363
Net realized and unrealized gain	435,721

Net Increase in Net Assets from Operations	$966,565

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$530,844	$479,266
Net realized gain on investments, affiliated investments and purchased options contracts	328,386	1,234,255
Capital gain distributions from regulated investment companies	4,972	20,511
Net change in unrealized appreciation/depreciation investments and purchased options contracts	102,363	(643,001)
Net increase in net assets resulting from operations	966,565	1,091,031

Distributions to Shareholders:
Total distributions to shareholders	(1,900,833)	(462,223)

Capital Transactions:
Net proceeds from shares sold	1,194,085	3,195,810
Reinvestment of distributions	1,900,834	462,223
Cost of shares redeemed[1]	(5,345,357)	(6,271,656)
Net decrease in net assets from capital transactions	(2,250,438)	(2,613,623)

Total decrease in net assets	(3,184,706)	(1,984,815)

Net Assets:
Beginning of period	31,484,977	33,469,792
End of period	$28,300,271	$31,484,977

Capital Share Transactions:
Shares sold	47,271	122,509
Shares reinvested	76,645	17,689
Shares redeemed	(212,236)	(239,860)
Net decrease in capital share transactions	(88,320)	(99,662)

[1]	Net of redemption fee proceeds of $50 and $0, respectively.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,				For the Period November 3, 2014* through October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.04	$25.57	$24.23	$24.39	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.44	0.37	0.60	0.60	0.29
Net realized and unrealized gain (loss)	0.35	0.47	1.33	(0.18)	(0.52)
Total from investment operations	0.79	0.84	1.93	0.42	(0.23)

Less Distributions:
From net investment income	(0.45)	(0.37)	(0.59)	(0.58)	(0.38)
From net realized gain	(1.13)	-	-	-	-
Total distributions	(1.58)	(0.37)	(0.59)	(0.58)	(0.38)

Redemption fee proceeds[1]	- [3]	-	- [3]	-	-

Net asset value, end of period	$25.25	$26.04	$25.57	$24.23	$24.39

Total return[4]	3.28%	3.23%	8.05%	1.74%	(0.93)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,300	$31,485	$33,470	$33,429	$8,146

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	2.15%	2.20%	2.34%	2.69%	2.83%[7]
After fees waived and expenses absorbed[6,8]	1.52%	1.39%	1.49%[9]	1.78%	1.95%[7]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed[2]	1.12%	0.62%	1.54%	1.56%	0.30%[7]
After fees waived and expenses absorbed[2]	1.75%	1.43%	2.39%	2.47%	1.18%[7]

Portfolio turnover rate	799%	550%	280%	206%	283%[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.
[5]	Not annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Annualized.
[8]	Effective May 1, 2017, the Advisor has contractually agreed to limit the operating expenses to 1.60% of the Institutional Class. Prior to September 16, 2016, the Advisor had contractually agreed to limit the operating expenses of Class A to 1.95%. Effective September 16, 2016, the Advisor has contractually agreed to limit the operating expenses to 1.70% of the Institutional Class which was re-designated from Class A on that date.
[9]	If interest expense on cash due to broker had been excluded, the expense ratio would have been lowered by 0.01% for the year ended October 31, 2017.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

Note 1 – Organization

The All Terrain Opportunity Fund (the ‘‘Fund’’) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide capital appreciation with positive returns in all market conditions. The Fund commenced investment operations on November 3, 2014, with three classes of shares: Class A, Class C and Class I. Class I shares were liquidated on December 4, 2015. Class C shares were re-designated to Class I shares on August 29, 2016, and were subsequently liquidated on September 30, 2016. Class A shares were re-designated to Institutional Class on September 16, 2016.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

(c) Options

The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended October 31, 2017-2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), and Foothill Capital Management, LLC (“Foothill Capital”), who serve as co-investment advisors and construct the Fund’s portfolio (collectively referred to as the “Advisors”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to Castle Financial and Foothill Capital and at the following annual rates based on the Fund’s average daily net assets:

Advisory Fees
Castle Financial	0.56%
Foothill Capital	0.84%
Total	1.40%

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

Prior to December 14, 2018, Bauer Capital Management LLC (“Bauer”) served as a co-investment advisor for the Fund.

The Advisors have contractually agreed to waive their fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 29, 2020 for Castle Financial and February 28, 2021 for Foothill Capital, and may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Foothill Capital is not subject to reimbursement by the Fund.

For the year ended October 31, 2019, the Advisors waived advisory fees and absorbed other expenses totaling $180,859. The advisors will not seek recoupment of any advisory fee waived or other expenses absorbed.

	Advisory Fees Accrued	Advisory Fees Waived and/or Other Expenses Absorbed
Castle Financial	$169,652	$118,196	*
Foothill Capital	222,724	54,398
Bauer Capital	31,755	8,265
Total	$424,131	$180,859

*	Castle Financial has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntarily advisory fee waived is reported on the Statement of Operations. During the period from January 1, 2019 to August 31, 2019, Castle Financial did not voluntarily waive a portion of its advisory fee after expenses reimbursed.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2019, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended October 31, 2019, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2019, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$27,434,805
Gross unrealized appreciation	$86,454
Gross unrealized depreciation	(303,382)
Net unrealized depreciation on investments	$(216,928)

The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings as follows:

Increase (Decrease)
Capital	Total Distributable Earnings
$990	$(990)

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$635,335

Undistributed long-term gains	-
Tax accumulated earnings	635,335

Accumulated capital and other losses	-
Unrealized deferred compensation	(12,174)
Unrealized depreciation on investments	(216,928)
Total accumulated earnings	$406,223

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

The tax character of the distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income	$1,382,850	$462,223
Net long-term capital gains	517,983	-
Total taxable distributions	1,900,833	462,223
Total distributions paid	$1,900,833	$462,223

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended October 31, 2019 and for the year ended October 31, 2018, the Fund received $50 and $0, respectively.

Note 6 - Investment Transactions

For the year ended October 31, 2019, purchases and sales of investments, excluding short-term investments and options, were $156,810,233 and $149,200,521, respectively. A high portfolio turnover rate may incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The portfolio turnover rate is reported in the Financial Highlights.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers. The Plan was effective for Class I (formerly Class C) and Class I until their liquidation date.

For the year ended October 31, 2019, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2019, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$721,008	$-	$-	$721,008
Exchange-Traded Funds[1]	10,880,310	-	-	10,880,310
Mutual Funds[1]	6,027,805	-	-	6,027,805
Short-Term Investments	9,588,754	-	-	9,588,754
Total Investments	$27,217,877	$-	$-	$27,217,877

*	The Fund did not hold any Level 2 or 3 securities at period end.

[1]	Common stocks, exchange-traded funds and mutual funds held in the Fund are Level 1 securities. For a detailed break-out of common stocks, exchange-traded funds or mutual funds by asset classification, please refer to the Schedule of Investments.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended October 31, 2019.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(48,316)	$-
Total	$(48,316)	$-

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(23,393)	$-
Total	$(23,393)	$-

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2019 are as follows:

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	1,100,000	-

Note 11 – New Accounting Pronouncements

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2019

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 26, 2019, to shareholders of record on December 24, 2019 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$None	$0.60434	$0.13685

On June 4, 2019, the Board of Trustees of Investment Managers Series Trust II (the “Board”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into a newly formed series of Investment Managers Series Trust with the same name (the “Acquiring Fund”).

On November 6, 2019, Castle Financial and Foothill Capital, the Fund's current investment co-advisors, and Liberty Street Advisors, Inc., the Acquiring Fund's proposed investment advisor, have determined not to pursue the reorganization. Therefore, the Fund will remain a series in the Trust. Castle Financial and Foothill Capital will continue to serve as the Fund's investment co-advisors and the current portfolio managers will continue to be responsible for managing the Fund's assets.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of All Terrain Opportunity Fund and

the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of All Terrain Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 27, 2019

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended October 31, 2019, 1.12% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended October 31, 2019, 1.86% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as dividends received deduction available to corporate shareholders.

Results of Shareholder Meeting

At a meeting held on March 15, 2019, shareholders of the Fund approved the New Co-Advisory Agreement between the Trust and Foothill Capital. The percentage of share outstanding and entitled to vote that were present by proxy was 54.50%. The number of shares voted were as follows:

For	Against	Abstain	Total
679,296	-	-	679,296

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	Investment Managers Series Trust II (includes 14 portfolios).
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	Investment Managers Series Trust II (includes 14 portfolios).
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	Investment Managers Series Trust II (includes 14 portfolios). General Finance Corporation.

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II (includes 14 portfolios). Investment Managers Series Trust, a registered investment company (includes 59 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	1

Investment Managers Series Trust II (includes 14 portfolios).

Investment Managers Series Trust, a registered investment company (includes 59 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1

Investment Managers Series Trust II (includes 14 portfolios).

Cliffwater Corporate Lending Fund, a registered investment company;

 GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.

All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; and Treasurer, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016); and Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015); and Secretary, 361 Social Infrastructure Fund (December 2019 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 - 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

All Terrain Opportunity Fund

EXPENSE EXAMPLE

For the Six Month Ended October 31, 2019 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/19	10/31/19	5/1/19 - 10/31/19
Institutional Class	Actual Performance	$1,000	$998.90	$7.66
	Hypothetical (5% annual return before expenses)	1,000	1,017.54	7.73

*	Expenses are equal to the Fund’s annualized expense ratios of 1.52%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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All Terrain Opportunity Fund

 A series of Investment Managers Series Trust II

Investment Co-Advisor

Castle Financial & Retirement Planning Associates, Inc.

 740 River Road, Suite 208 & 209
Fair Haven, New Jersey 07704

Investment Co-Advisor

 Foothill Capital Management, LLC

740 River Road, Suite 208
Fair Haven, New Jersey 07704

Independent Registered Public Accounting Firm

 Tait, Weller & Baker LLP

Two Liberty Place

 50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

 UMB Bank, n.a.

 928 Grand Boulevard, 5th Floor

 Kansas City, Missouri 64106

Fund Co-Administrator

 Mutual Fund Administration, LLC

 2220 East Route 66, Suite 226

 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

 UMB Fund Services, Inc.

 235 West Galena Street

 Milwaukee, Wisconsin 53212

Distributor

 IMST Distributors, LLC

 Three Canal Plaza, Suite 100

 Portland, Maine 04101

 www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
All Terrain Opportunity Fund – Institutional Class	TERIX	46141T 406

Privacy Principles of the All Terrain Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the All Terrain Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 441-4440 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 441-4440 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 441-4440. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 441-4440.

All Terrain Opportunity Fund

 P.O. Box 2175

 Milwaukee, WI 53201

Toll Free: (844) 441-4440

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-441-4440.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2020

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2020